SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K



                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported):
                              January 31, 1996



                         CONTINENTAL AIRLINES, INC.
           (Exact name of registrant as specified in its charter)



   Delaware                0-09781                 74-2099724
(State or other          (Commission             (IRS Employer
jurisdiction of          File Number)          Identification No.)
incorporation)



2929 Allen Parkway, Suite 2010, Houston, Texas            77019
  (Address of principal executive offices)             (Zip Code)


                               (713) 834-2950
            (Registrant's telephone number, including area code)

Item 5.  Other Events.

On January 31, 1996, Continental Airlines, Inc. issued a press release announcing the completion of a private placement of $489 million of pass through certificates.

Attached hereto as Exhibit 99.1, and incorporated herein by reference, is the Company's January 31, 1996 press release.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              99.1  Press Release, dated January 31, 1996.






                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONTINENTAL AIRLINES, INC.



                                   By /s/ Lawrence W. Kellner
                                      Lawrence W. Kellner
                                      Senior Vice President and
                                        Chief Financial Officer

January 31, 1996


                                EXHIBIT INDEX


          99.1   Press Release, dated January 31, 1996.


FOR IMMEDIATE RELEASE              CONTACT:  CORPORATE COMMUNICATIONS
                                             (713) 834-5080

CONTINENTAL AIRLINES CLOSES PRIVATE PLACEMENT,
REDUCING ANNUAL AIRCRAFT RENT BY $15 MILLION

     HOUSTON, January 31, 1996 -- Continental Airlines, Inc. (NYSE: CAI.B and CAI.A) announced today the completion of a private placement of $489 million of pass through certificates. The proceeds of the transaction were used to refinance the indebtedness incurred by the owners of 18 aircraft who had previously purchased the aircraft and leased them to Continental. The transaction will reduce the airline's aircraft rental expense by over $15 million per year.

     The pass through certificates were issued by separate pass through trusts, which hold nonrecourse equipment notes secured by a security interest in the aircraft and an assignment of Continental's leases of those aircraft. The pass through certificates consist of $269.5 million of 6.94% Class A certificates, $94.3 million of 7.82% Class B certificates, $74.1 million of 9.50% Class C certificates and $51.3 million of 12.48% Class D certificates. The combined effective interest rate on the $489 million in pass through certificates is 8.21%. In a related transaction, the lease equity in the 18 aircraft leases was acquired by an investor.

     Larry Kellner, the airline's Chief Financial Officer, said "This private placement will reduce our aircraft rental expense on 18 of our Boeing 737 and Boeing 757 aircraft by a total of over $15 million per year. Reductions in non value added costs such as aircraft rent are central to our achievement of the Fund the Future cornerstone of Continental's Go Forward Plan. Our improving financial and operational performance has permitted us to complete this financing on terms attractive to the company."

     The pass through certificates have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

     Continental is the fifth largest U.S. airline, and together with its Continental Express subsidiary operates nearly 2,000 daily departures to 175 cities with a fleet of 393 aircraft.